Exhibit 1.1

Execution Version

AMERICAN INTERNATIONAL GROUP, INC.

1.875% Notes Due 2027

Underwriting Agreement

June 12, 2017

Barclays Bank PLC

BNP Paribas

Citigroup Global Markets Limited

HSBC Bank plc

      As representatives of the several Underwriters

            named in Schedule I hereto.

c/o Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London E14 4BB

United Kingdom

c/o BNP Paribas

10 Harewood Avenue

London NW1 6AA

United Kingdom

c/o Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

c/o HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

Ladies and Gentlemen:

American International Group, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated in this Underwriting Agreement (the “Agreement”), to issue and sell to the firms named in Schedule I hereto (the “Underwriters”), for whom you are acting as Representatives (the “Representatives”), €1,000,000,000 aggregate principal amount of its 1.875% Notes due 2027 (the “Securities”). The Securities will be issued pursuant to the Indenture, dated as of October 12, 2006, as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, and the Eighth Supplemental Indenture, dated as of December 3, 2010 (as so supplemented, the “Base Indenture”), and as further supplemented by the Thirty-Fourth Supplemental Indenture to be dated as of June 21, 2017 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”).

The Notes will be issued in the form of a permanent global security (the “Global Security”) registered in the name of a nominee of a common safekeeper (the “CSK”) for Clearstream Banking, S.A. (“Clearstream”), or Euroclear Bank S.A./N.V., as operator of the Euroclear System (“Euroclear”).

1.    The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)    An automatic shelf registration statement as defined in Rule 405 under the Securities Act of 1933, as amended, (together with the rules and regulations of the Securities and Exchange Commission promulgated thereunder, the “Act”), on Form S-3 and Post-Effective Amendment No. 1 thereto (Registration No. 333-204165) in respect of the Securities have been filed with the Securities and Exchange Commission (the “Commission”) not earlier than three years prior to the date hereof; pursuant to the Act, such registration statement and any post-effective amendment thereto became effective upon filing; and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the knowledge of the executive officers of the Company, threatened by the Commission and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act has been received by the Company (the basic prospectus relating to the senior debt securities filed as part of such registration statement, in the form in which it has most recently been filed with the Commission on or prior to the date of this Agreement, is hereinafter called the “Basic Prospectus”; any preliminary prospectus (including the Basic Prospectus as supplemented by any preliminary prospectus supplement) relating to the Securities filed with the Commission pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the various parts of such registration statement, as amended by such post-effective amendment, including all exhibits thereto and the documents incorporated by reference in the Basic Prospectus at the time such part of the registration statement became effective but excluding any Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and including any prospectus supplement relating to the Securities that is filed with the Commission and deemed by virtue of Rule 430A or Rule 430B under the Act to be part of such registration statement, each as amended at the time

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such part of the registration statement became effective, are hereinafter collectively called the “Registration Statement”; the Basic Prospectus as amended and supplemented immediately prior to the Applicable Time (as defined in Section 1(c) hereof), is hereinafter called the “Pricing Prospectus”; the form of the final prospectus relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof is hereinafter called the “Prospectus”; any reference herein to the Basic Prospectus, the Pricing Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such prospectus; any reference to any amendment or supplement to the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any post-effective amendment to the Registration Statement, any prospectus supplement relating to the Securities filed with the Commission pursuant to Rule 424(b) under the Act and any documents filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the “Exchange Act”), and incorporated therein, in each case after the date of the Basic Prospectus, such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Securities is hereinafter called an “Issuer Free Writing Prospectus”);

(b)    No order preventing or suspending the use of any Preliminary Prospectus, Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(c)    For the purposes of this Agreement, the “Applicable Time” is 2:03 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus, as supplemented by the information contained in the final term sheet prepared and filed pursuant to Section 5(a) hereof and those other Issuer Free Writing Prospectuses, if any, listed on Schedule II(a) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, including those listed on Schedule II(a) hereto and any electronic road show, does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus; and each such Issuer Free Writing Prospectus, including those listed on Schedule II(a) and any electronic road show, in each case as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this

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representation and warranty shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(d)    The documents incorporated by reference in the Pricing Prospectus and the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or, in the case of an Annual Report on Form 10-K, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of any other document filed under the Exchange Act, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

(e)    The Registration Statement conforms and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act, and the applicable rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of its date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or, in the case of the Registration Statement and any amendment thereto, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or, in the case of the Prospectus or any amendment or supplement thereto, omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to (i) any Statement of Eligibility (Form T-1) of the Trustee under the Trust Indenture Act filed as an exhibit to the Registration Statement or (ii) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through the Representatives expressly for use in the Prospectus or any amendment or supplement thereto;

(f)    The Company will not take, directly or indirectly, any action that is designed to cause or result in, or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Securities; provided that the Company shall not be responsible as to any action taken or to be taken by the Underwriters;

(g)    The Company and each of its Significant Subsidiaries (as defined in Rule 1-02(w) of Regulation S-X) have been duly incorporated or organized and are validly existing

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corporations or other entities in good standing under the laws of their respective jurisdiction of incorporation or organization and have full power and authority to own their respective properties and to conduct their respective businesses as described in the Prospectus, except, in the case of any Significant Subsidiary, where the failure to be so duly incorporated or organized, validly existing, in good standing or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 1(k) below);

(h)    Since the date of the latest audited financial statements incorporated by reference in the Prospectus as amended or supplemented there has not been (i) any material change in the capital stock (other than as occasioned by the Company’s common stock, par value $2.50 per share (the “Common Stock”), having been issued pursuant to the Company’s employee stock option plans and equity incentive plans, upon exercise of the warrants distributed to the Company’s Common Stock holders on January 19, 2011 (the “Warrants”), upon conversion, exchange or exercise of other convertible or exchangeable securities or obligations of the Company or other securities or obligations of the Company that may be settled in Common Stock and are outstanding as of the date of this Agreement or upon repurchases of Common Stock or Warrants by the Company pursuant to any publicly announced Common Stock repurchase program), or (ii) any material adverse change in or affecting the business, financial position, shareholders’ equity or results of operations of the Company and its consolidated subsidiaries considered as an entirety, in each case, otherwise than as set forth or contemplated in such Prospectus as amended or supplemented prior to the Applicable Time (any such change described in clause (ii) is referred to as a “Material Adverse Change”);

(i)    This Agreement has been duly authorized, executed and delivered by the Company;

(j)    The Securities have been duly authorized and, when issued, delivered and effectuated pursuant to this Agreement, the Securities will have been duly executed, authenticated, issued, delivered and effectuated and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, and entitled to the benefits provided by the Indenture, subject, in each case, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Base Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; the Supplemental Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles; and the Indenture conforms, and the Securities will conform, in all material respects to the descriptions thereof contained in the Pricing Disclosure Package and in the Prospectus;

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(k)    The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and this Agreement, and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, or result in any violation of any statute or any order, rule or regulation of any court or other governmental agency or body having jurisdiction over the Company or any of its properties, except, in each case, for such breaches, conflicts, defaults and violations that would not have a material adverse effect on the business, financial position, shareholders’ equity or results of operations of the Company and its subsidiaries considered as an entirety (a “Material Adverse Effect”) or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the By-Laws of the Company; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except for such consents, approvals, authorizations, orders, registrations or qualifications that the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities, and such consents, approvals, authorizations, orders, registrations or qualifications as have been obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the purchase and distribution of the Securities by the Underwriters as contemplated hereby;

(l)    The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in or incorporated by reference in any Preliminary Prospectus, the Prospectus and the Registration Statement present fairly, in all material respects, the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated, comply as to form, in all material respects, with the applicable accounting requirements of the Act and the Exchange Act and have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved (except for any normal year-end adjustments, the adoption of new accounting principles, and as otherwise noted therein) and the interactive data in eXtensible Business Reporting Language included or incorporated by reference in any Preliminary Prospectus, the Prospectus and the Registration Statement fairly presents the information called for in all material respects and has been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto;

(m)    The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Except as otherwise noted in the Registration Statement, any Preliminary Prospectus and the Prospectus, as of the end of the period covered by the Company’s most recent annual report filed with the Commission on Form 10-K, the Company’s internal control over financial reporting was effective and the Company was not aware of any material weaknesses in its internal control over financial reporting;

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(n)    Except as otherwise noted in the Registration Statement, any Preliminary Prospectus and the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, there had been no change in the Company’s internal control over financial reporting that had materially affected, or was reasonably likely to materially affect, the Company’s internal control over financial reporting, as of the end of the period covered by the Company’s most recent periodic report filed with the Commission on Form 10-K or Form 10-Q;

(o)    The Company and its subsidiaries maintain “disclosure controls and procedures” (as such term is defined in Rule 13a-15(e) under the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; such disclosure controls and procedures were effective as of the end of the period covered by the Company’s most recent periodic report filed with the Commission on Form 10-K or Form 10-Q, except as otherwise noted in the Registration Statement, any Preliminary Prospectus and the Prospectus;

(p)    PricewaterhouseCoopers LLP (the “Company Auditors”), who has audited the annual financial statements and schedules of the Company and its consolidated subsidiaries and delivered its report with respect to the audited financial statements and schedules included or incorporated by reference in the Registration Statement, any Preliminary Prospectus and the Prospectus, is an independent registered public accounting firm with respect to the Company within the meaning of the Act and the Exchange Act;

(q)    (i) Neither the Company nor any of its majority-owned subsidiaries (collectively, the “Entity”) nor, to the knowledge of the Company, any director or officer of the Entity, is an individual or entity (“Person”) that is, or is 50% or more owned by or controlled by, or is acting on behalf of, a Person that is: (A) the subject of any sanctions administered or enforced by the Office of Foreign Assets Control of the U.S. Department of the Treasury, the U.S. Department of State, the United Nations Security Council, Her Majesty’s Treasury or other relevant sanctions authority (collectively, the “Sanctions”), or (B) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”); and (ii) the Entity represents and covenants that it will not, directly or indirectly, use any proceeds of the offering contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions; or (B) in any other manner that will result in a violation of Sanctions by any Person participating in the offering contemplated hereby, whether as underwriter, advisor, investor or otherwise; 1

[1]	The representations in Section 1(q) shall only be deemed to be given to UniCredit Bank AG to the extent that it does not result in a breach and/or violation of or a conflict with any applicable anti-boycott statute such as (i) EU Regulation (EC) 2271/96 or (ii) section 7 foreign trade ordinance (AWV) (Außenwirtschaftsverordnung).

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(r)    Since June 12, 2012, to the knowledge of the Company, the Company, its wholly owned subsidiaries, employees, directors, executive officers and any agent acting on the Company’s or its wholly owned subsidiaries’ behalf, have not corruptly paid, offered or promised to pay, or authorized payment of any monies or a thing of value, directly or indirectly, to any government official (including employees of government-owned or -controlled entities or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing) or any political party or party official or candidate for political office (collectively, “Proscribed Recipients”) for the purpose of obtaining or retaining business, or directing business to any Person, by (i) influencing any official act or decision of such Proscribed Recipient, (ii) inducing such Proscribed Recipient to do or omit to do any act in violation of the lawful duty of such Proscribed Recipient, or to use his, her or its influence with a governmental authority to affect or influence any act or decision of such governmental authority or (iii) taking any action, directly or indirectly, that would result in a violation or a sanction for a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or any other applicable anti-corruption laws; and the Company and its wholly owned subsidiaries will maintain policies and procedures reasonably designed to promote and achieve compliance with such laws;

(s)    (i) The Company has implemented a Global Anti-Money Laundering Policy, and to the knowledge of the Company, the operations of the Company and its wholly owned subsidiaries are in material compliance with (A) the applicable financial recordkeeping and reporting requirements of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and (B) any applicable anti-money laundering statutes and the applicable rules and regulations issued thereunder (including the related applicable financial recordkeeping and reporting requirements therein), and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”); and (ii) to the knowledge of the Company, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator, involving the Company or any of its wholly owned subsidiaries, with respect to the Anti-Money Laundering Laws, is pending or has been threatened;

(t)    The Company and its Significant Subsidiaries possess all licenses, certificates, permits and other authorizations, as applicable, issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Registration Statement, any Preliminary Prospectus and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, any Preliminary

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Prospectus and the Prospectus, neither the Company nor any of its Significant Subsidiaries has received notice of the revocation or modification of any such license, certificate, permit or authorization, as applicable, or has any reason to believe that any such license, certificate, permit or authorization, as applicable, will not be renewed in the ordinary course, in each case, except where the failure to possess the same or the modification to the same would not, individually or in the aggregate, have a Material Adverse Effect;

(u)    Neither the Company nor any of its Significant Subsidiaries is in violation of or default under: (i) any provision of its respective organizational documents; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable, except, in the case of clauses (ii) and (iii) only, to the extent it would not have a Material Adverse Effect;

(v)    There is no action, suit or proceeding pending, or to the knowledge of the executive officers of the Company, threatened against the Company or any of its subsidiaries, which (i) has, or may reasonably be expected in the future to have, a Material Adverse Effect, except as set forth or contemplated in the Registration Statement, any Preliminary Prospectus or the Prospectus, or (ii) is required to be described in the Registration Statement, any Preliminary Prospectus or the Prospectus and is not so described; and there are no contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

(w)    The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Prospectus, would not be required to be registered as an “investment company” as defined in the Investment Company Act of 1940, as amended; and

(x)    (i) (A) At the time of filing of the Registration Statement, (B) at the time of the most recent amendment thereto for the purposes of complying with section 10(a)(3) of the Act (whether such amendment was by post-effective amendment, incorporated record filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus) and (C) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Act) made any offer relating to the Securities in reliance on the exemption of Rule 163 under the Act, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Act; and (ii) at the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Act) of the Securities, the Company was not an “ineligible issuer” as defined in Rule 405 under the Act.

2.    Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 99.279% of the principal amount thereof, the principal amount of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

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3.    Upon the authorization by the Representatives of the release of such Securities, the several Underwriters propose to offer such Securities for sale upon the terms and conditions set forth in the Prospectus.

4.    The Securities to be purchased by each Underwriter hereunder will be represented by the Global Security in book-entry form. The Company will deliver the Securities to one or more of the Representatives for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least twenty-four hours in advance, by causing the Securities to be (i) registered in the name of a nominee of the CSK and deposited with, or on behalf of, the CSK, for credit at the Time of Delivery (as defined below) by the CSK to the accounts of the Representatives, (ii) duly authorized, executed and authenticated, and (iii) delivered to and effectuated by or on behalf of, the CSK. The time and date of such delivery and payment shall be 10:00 a.m., London time, on June 21, 2017 or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date are herein called the “Time of Delivery”.

The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross receipt for the Securities, will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (the “Closing Location”), and the Securities will be credited to the account of the Representatives, all at the Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.    The Company covenants and agrees with each of the Underwriters:

(a)    To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the date of this Agreement; to make no further amendment or supplement (other than (i) an amendment or supplement as a result of filings by the Company under the Exchange Act, (ii) filings not related to the Securities, and (iii) the filing of prospectuses, preliminary prospectuses, preliminary prospectus supplements, issuer free-writing prospectuses and other documents pursuant to Rule 424(b) or Rule 433 under the Act) to the Registration Statement or the Prospectus prior to the Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; not to take any action that would result in an Underwriter or the Company being required to file with the Commission pursuant to Rule 433(d) under the Act an Issuer Free Writing Prospectus prepared by or on behalf of the Underwriter that the Underwriter otherwise would not have been required to file thereunder; between the signing of this

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Agreement and the Time of Delivery, to give reasonably practicable advance notice to the Representatives of any filings by the Company under the Exchange Act that are incorporated by reference into the Prospectus and any filings by the Company under Item 2.02 or 7.01 of Current Report on Form 8-K; between the signing of this Agreement and the Time of Delivery, to advise the Representatives promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed (other than an amendment or supplement as a result of filings by the Company under the Exchange Act and other than the filing of prospectuses, preliminary prospectuses, preliminary prospectus supplements, issuer free-writing prospectuses and other documents pursuant to Rule 424(b) or Rule 433 under the Act), and to furnish the Representatives with copies thereof; to prepare a final term sheet, containing a description of the Securities, substantially in the form set forth in Exhibit A to Schedule II hereto and to file such term sheet pursuant to Rule 433(d) under the Act within the time required by such Rule; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with, or transmitted for filing to, the Commission (other than (i) an amendment or supplement as a result of filings by the Company under the Exchange Act; (ii) any filings not related to the Securities; or (iii) the filing of prospectuses, preliminary prospectuses, preliminary prospectus supplements, issuer free-writing prospectuses and other documents pursuant to Rule 424(b) or Rule 433 under the Act), of the issuance by the Commission of any stop order or of any order preventing or suspending the effectiveness of the Registration Statement or the use of any prospectus relating to the Securities, of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

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(c)    From time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issuance of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon the request of the Representatives but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)    To make generally available in accordance with Rule 158 under the Act to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act (including, at the option of the Company, Rule 158 under the Act);

(e)    Except as provided hereunder, during the period beginning from the date hereof and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities, as notified to the Company by the Representatives, and (ii) the Time of Delivery for the Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company that mature more than one year after such Time of Delivery and that are pari passu with, and otherwise substantially similar to, the Securities, without the prior written consent of the Representatives, provided, however, that the restriction imposed by this Section 5(e) shall not apply to (i) an issue of debt securities denominated in a currency other than euro, (ii) an issue of debt securities of which at least 90% (based on gross offering proceeds) is offered and sold inside the United States, (iii) guarantees by the Company of debt securities of its subsidiaries, (iv) any indebtedness incurred by the Company in connection with the Company’s asset disposition plan or any restructuring of the Company’s capital structure, or (v) any issuance of debt securities made under the prospectus supplement dated August 12, 2015 (to the prospectus dated May 14, 2015) relating to the Company’s Medium-Term Notes, Series H;

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(f)    The Company shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1) under the Act and otherwise in accordance with Rules 456(b) and 457(r) under the Act; and

(g)    If the third anniversary of the initial effective date of the Registration Statement occurs before all the Securities have been sold by the Underwriters, prior to the third anniversary to file a new shelf registration statement and to take any other action necessary to permit the public offering of the Securities to continue as contemplated in the expired registration statement relating to the Securities; references herein to the Registration Statement shall include the new registration statement declared effective by the Commission.

(h)    The Company will make or cause to be made an application for the Securities to be listed on the Global Exchange Market of the Irish Stock Exchange plc (the “Irish Stock Exchange”) and will use commercially reasonable efforts to have the Securities listed or admitted to trading on the Global Exchange Market of the Irish Stock Exchange. If the Securities are so listed, the Company shall not, however, be obligated to maintain such a listing.

6.    (a) The Company and each Underwriter agree that the Underwriters may prepare and use one or more preliminary term sheets relating to the Securities containing only customary information.

(b)    Each Underwriter represents to the Company that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) any written communication permitted by subparagraph (a) above, (ii) the final term sheet prepared and filed pursuant to Section 5(a) hereof, (iii) any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus listed on Schedule II(a) hereto, or (iv) any written communication prepared by such Underwriter and approved in writing by the Company in advance.

(c)    The Company represents to the Underwriters that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) any written communication permitted under subparagraph (a) above, (ii) any road show presentation prepared with the assistance of the Representatives, (iii) the final term sheet prepared and filed pursuant to Section 5(a) hereof, (iv) a press release or other announcement relating to the Securities that complies with Rule 134 or Rule 135 under the Act and that the Company issues after giving notice to the Representatives of its intent to issue a press release, (v) any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus listed on Schedule II(a) hereto, or (vi) any written communication approved by the Representatives in advance in writing.

(d)    Any such free writing prospectus the use of which has been consented to by the Company or the Representatives, as the case may be (including the final term sheet prepared and filed pursuant to Section 5(a) hereof), other than any road show, is listed on Schedule II(a) hereto.

(e)    The Company represents and agrees with each Underwriter that it has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping.

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(f)    The Company agrees that if at any time following the issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus, or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will, if the Underwriters are then required to deliver a prospectus under the Act in respect of the sales of Securities (or in lieu thereof, the notice referred to in Rule 173(a) under the Act), give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

7.    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (a) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Prospectus and the Prospectus and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters; (b) the cost of printing, word-processing or reproducing this Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (c) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including fees and disbursements of the Underwriters’ counsel in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (d) any fees charged by security rating services for rating the Securities; (e) any filing fees incident to any required review and clearance by the Financial Industry Regulatory Authority of the terms of the sale of the Securities; (f) the cost of preparing the Securities; (g) any fees and expenses incident to listing the Securities on the Irish Stock Exchange; (h) the fees and expenses of any trustee, any agent of any trustee, paying agent and any agent of any paying agent, and the fees and disbursements of counsel for any of the foregoing in connection with any Indenture and the Securities; (i) all costs and expenses related to the transfer and delivery of the Securities to the Underwriters, including any transfer or other taxes payable in connection with such delivery, up to an amount as separately agreed; (j) the costs and expenses of the Company relating to investor presentations on any road show undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses (including travel and lodging expenses) of any consultants engaged in connection with any road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company, and the cost of any aircraft chartered in connection

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with any road show, up to an amount separately agreed; and (k) all other costs and expenses incident to the performance of the Company’s obligations hereunder and under the Indenture which are not otherwise specifically provided for in this Section 7, but the Company shall not in any event be liable to any of the Underwriters for damages on account of loss of anticipated profits from the sale by them of the Securities. It is understood that, except as provided in this Section 7, Section 9 and Section 13 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

Each Underwriter agrees to pay the portion of such expenses represented by such Underwriter’s pro rata share (based on the proportion that the principal amount of Securities set forth opposite each Underwriter’s name in Schedule I bears to the aggregate principal amount of Securities set forth opposite the names of all Underwriters) of the Securities (with respect to each Underwriter, the “Pro Rata Expenses”). Notwithstanding anything contained in the International Capital Market Association Primary Market Handbook, each Underwriter hereby agrees that the Settlement Lead Manager (as defined below) may allocate the Pro Rata Expenses to the account of such Underwriter for settlement of accounts (including payment of such Underwriter’s fees by the Settlement Lead Manager) as soon as practicable but in any case no later than 90 days following the Time of Delivery.

8.    The obligations of the Underwriters shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company herein shall be true and correct in all material respects, at and as of the Time of Delivery, the condition that the Company shall have performed, in all material respects, all of its obligations hereunder theretofore to be performed and the following additional conditions:

(a)    No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated by the Commission or, to the knowledge of the executive officers of the Company, shall be threatened or contemplated by the Commission; no notice of objection of the Commission to the use of the form of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Act shall have been received by the Company; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Act (in the case of an Issuer Free Writing Prospectus to the extent required by Rule 433 under the Act); and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives;

(b)    Cleary Gottlieb Steen & Hamilton LLP, counsel to the Underwriters, shall have furnished to the Representatives such opinion and letter, each dated the Time of Delivery, with respect to the Indenture, the validity of the Securities, the Registration Statement, the Pricing Disclosure Package, the Prospectus, and other related matters as the Representatives may reasonably request, and the Company shall have furnished to such counsel such documents as they reasonably request to enable them to pass upon such matters;

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(c)    Sullivan & Cromwell LLP, counsel for the Company, shall have furnished to the Representatives their opinion or opinions, dated the Time of Delivery, to the effect set forth in Schedule III hereto;

(d)    James J. Killerlane III, an Associate General Counsel and Assistant Secretary of the Company, or any other person holding the title of General Counsel or Associate General Counsel of the Company, or other counsel satisfactory to the Representatives in their reasonable judgment, shall have furnished to the Representatives his opinion, dated the Time of Delivery, to the effect set forth in Schedule IV hereto;

(e)    On the date of the Prospectus and at the Time of Delivery, the Company Auditors shall have furnished a letter to the Representatives, dated the respective dates of delivery thereof, in a form agreed to by the Company and the Representatives on or prior to the date hereof, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

(f)    Since the respective dates as of which information is given in the Pricing Disclosure Package (excluding any amendment or supplement thereto) and prior to the Time of Delivery, there shall not have been any Material Adverse Change or any development involving a prospective Material Adverse Change which, in the judgment of the Representatives, materially impairs the investment quality of the Securities, otherwise than as set forth or contemplated in the Pricing Disclosure Package or the Prospectus (excluding any amendment or supplement thereto);

(g)    The Company shall have furnished or caused to be furnished to the Representatives a certificate of (i) one of the Chief Executive Officer, the President, any Vice Chairman, any Executive or Senior Vice President, any Vice President or Treasurer and (ii) a principal financial or accounting officer of the Company, dated the Time of Delivery, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (w) the representations and warranties of the Company in this Agreement are true and correct, in all material respects, as of the Time of Delivery, (x) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied, in all material respects, at or prior to the Time of Delivery, (y) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are threatened by the Commission, and (z) since the respective dates as of which information is given in the Pricing Disclosure Package, (A) there has not been any Material Adverse Change, otherwise than as set forth or contemplated in the Pricing Disclosure Package or the Prospectus as amended or supplemented in accordance with Section 5(a) hereof and (B) none of the events set forth in clause (vi) of Section 8(h) below has occurred;

(h)    On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange if the effect of any such event, in the reasonable judgment of the Representatives, is to make it impracticable or inadvisable to proceed with the purchase by the Underwriters of the Securities from the Company; (ii) any suspension of trading imposed by a regulatory agency or similar body on any securities of the Company on any United States securities exchange or in any United States over-the-counter market; (iii) a material disruption in securities settlement, payment or clearance services in The City of New York; (iv) a general moratorium on commercial banking activities in New York

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declared by either Federal or New York State authorities; (v) (A) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, other than any such outbreak, escalation or declaration arising out of or relating to the U.S. war on terrorism that does not represent a significant departure from the conditions that exist at the date hereof, or (B) any other calamity or crisis if the effect of any such event set forth in this subclause (v) in the reasonable judgment of the Representatives is to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Pricing Disclosure Package or the Prospectus as amended or supplemented in accordance with Section 5(a) hereof; or (vi) any downgrading, or any written notice of any intended downgrading or of any possible change that does not indicate the direction of the possible change, in each case in the rating accorded the Company’s senior debt securities by Moody’s Investors Service, a subsidiary of Moody’s Corporation, or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc., if the effect of any such event in the reasonable judgment of the Representatives is to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated by the Pricing Disclosure Package or the Prospectus as amended or supplemented in accordance with Section 5(a) hereof; and

(i)    At the Time of Delivery, the Company shall have furnished to the Representatives (i) a duly executed copy of the Issuer-ICSD Agreement substantially in the form attached hereto as Schedule V and (ii) a duly executed copy of the effectuation authorization substantially in the form attached hereto as Schedule VI.

9.    (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package (or any amendment or supplement thereto), or any Issuer Free Writing Prospectus, or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse such Underwriter for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter expressly for use therein.

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(b)    Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act, the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Basic Prospectus, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, the Pricing Disclosure Package or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(c)    Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under such subsection, except to the extent that it has been prejudiced by such failure. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff that is not subject to further appeal, the indemnifying party agrees to indemnify each indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party, unless such settlement (x) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

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(d)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by such Underwriters on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

(e)    The obligations of the Company under this Section 9 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and

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the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

10.    Agreement Among Underwriters; Stabilization. The Underwriters agree as between themselves that they will be bound by and will comply with the International Capital Markets Association Agreement Among Managers Version 1/New York Law Schedule (the “Agreement Among Managers”) as amended in the manner set out below. For purposes of the Agreement Among Managers, “Managers” means the Underwriters, “Lead Manager” means the Representatives, “Settlement Lead Manager” means Barclays Bank PLC, “Stabilizing Manager” means Barclays Bank PLC and “Subscription Agreement” means the Underwriting Agreement. Clause 3 of the Agreement Among Managers shall be deleted in its entirety and replaced with Section 11 of this Agreement.

The Company hereby authorizes the Stabilizing Manager to make adequate public disclosure regarding stabilization of the information required in relation to such stabilization by Commission Regulation (EC) 2273/2003 of the Commission of the European Communities. The Stabilizing Manager for its own account may, to the extent permitted by applicable laws and directives, over-allot and effect transactions with a view to supporting the market price of the purchased Securities at a level higher than that which might otherwise prevail, but in doing so the Stabilizing Manager shall act as principal and not as agent of the Company and any loss resulting from overallotment and stabilization shall be borne, and any profit arising therefrom shall be beneficially retained, by the Stabilizing Manager. However, there is no assurance that the Stabilizing Manager (or persons acting on behalf of the Stabilizing Manager) will undertake any stabilization action. Nothing contained in this paragraph shall be construed so as to require the Company to issue in excess of the aggregate principal amount of Securities to be purchased specified in Schedule I hereto. Such stabilization, if commenced, may be discontinued at any time and shall be conducted by the Stabilizing Manager in accordance with all applicable laws and directives.

11.    (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the

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Representatives may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section 11 with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

(b)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-tenth of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under this Agreement relating to such Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under this Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one tenth of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement relating to such Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

12.    The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, will remain in full force and effect, regardless of any investigation or statement as to the results thereof made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company and will survive delivery of and payment for the Securities.

13.    If the sale of the Securities provided for herein is not consummated, or if this Agreement is terminated by the Underwriters, because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied (other than any termination pursuant to clause (i), (iii), (iv) or (v) of Section 8(h) hereof), or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with this Agreement or the proposed purchase and sale of the Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Securities except as provided in Section 7 and Section 9 hereof.

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14.    In all dealings hereunder, the Representatives of the Underwriters of the Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives.

15.    All statements, requests, notices and advices hereunder shall be in writing, or orally if promptly confirmed in writing, and if to an Underwriter, shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to the Representatives at the notice address set forth in Schedule I, and if to the Company shall be sufficient in all respects when delivered or sent by registered mail to 175 Water Street, New York, New York 10038, Facsimile Transmission No. (212) 770-3500, Attention: General Counsel.

16.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, and to the extent provided in Section 9 and Section 12 hereof, the officers and directors of the Company and any person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason of such purchase.

17.    The Company acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Company, on the one hand, and the several Underwriters, on the other; (b) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company; (c) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; and (d) the Company has consulted its own legal and financial advisors to the extent it deemed appropriate.

18.    (a) Notwithstanding any other term of this Agreement or any other agreements, arrangements, or understanding between any BRRD Party (as defined below) and the Company, the Company acknowledges, accepts, and agrees to be bound by:

(i)    the effect of the exercise of Bail-in Powers (as defined below) by the Relevant Resolution Authority (as defined below) in relation to any BRRD Liability (as defined below) of any BRRD Party to the Company under this Agreement, that (without limitation) may include and result in any of the following, or some combination thereof, (i) the reduction of all, or a portion, of the BRRD Liability or outstanding amounts due thereon; (ii) the conversion of all, or a portion, of the BRRD Liability into shares, other securities or other obligations of the relevant BRRD Party or another person (and the issue to or conferral on the Company of such shares, securities or obligations); (iii) the cancellation of the BRRD Liability; and (iv) the amendment or alteration of any interest, if applicable, thereon, the maturity or the dates on which any payments are due, including by suspending payment for a temporary period; and

22

(ii)     the variation of the terms of this Agreement, as deemed necessary by the Relevant Resolution Authority, to give effect to the exercise of Bail-in Powers by the Relevant Resolution Authority.

(b)    As used in this Section 18, (i) “Bail-in Legislation” means in relation to a member state of the European Economic Area which has implemented, or which at any time implements, the BRRD, the relevant implementing law, regulation, rule or requirement as described in the EU Bail-in Legislation Schedule from time to time; (ii) “Bail-in Powers” means any Write-down and Conversion Powers as defined in relation to the relevant Bail-in Legislation; (iii) “BRRD” means Directive 2014/59/EU establishing a framework for the recovery and resolution of credit institutions and investment firms; (iv) “EU Bail-in Legislation Schedule” means the document described as such, then in effect, and published by the Loan Market Association (or any successor person) from time to time at http://www.lma.eu.com/; (v) “BRRD Liability” with respect to any BRRD Party has the same meaning as in such laws, regulations, rules or requirements implementing the BRRD under the Bail-in Legislation applicable to such BRRD Party; (vi) “BRRD Party” means an institution or entity referred to in point (b), (c) or (d) of Article 1(1) BRRD; and (vii) “Relevant Resolution Authority” means the resolution authority with the ability to exercise any Bail-in Powers in relation to a BRRD Party.

19.    This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

20.    (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(b)    Each party to this Agreement irrevocably agrees that any legal action or proceeding against it arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered against it in connection with this Agreement may be brought only in the United States District Court for the Southern District of New York, and by execution and delivery of this Agreement, such party hereby irrevocably accepts and submits to the jurisdiction of such courts in personam, generally and unconditionally with respect to any such action or proceeding for itself and in respect of its property, assets and revenues. Each party hereby also irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any such action or proceeding brought in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum.

(c)    The Company and each Underwriter hereby irrevocably waive, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.    Time shall be of the essence in this Agreement.

23

22.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one and the same instrument.

[Remainder of page intentionally left blank]

24

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

Very truly yours,

AMERICAN INTERNATIONAL GROUP, INC.

By	/s/ David W. Junius
	Name:	David W. Junius
	Title:	Vice President and Treasurer

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

BARCLAYS BANK PLC

By	/s/ Sean White

Name: Sean White
Title: Director, Legal

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

BNP PARIBAS

By	/s/ Hugh Pryse-Davies

Name: Hugh Pryse-Davies
Title: Duly Authorised Signatory

By	/s/ Benedict Foster

Name: Benedict Foster
Title: Authorised Signatory

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

CITIGROUP GLOBAL MARKETS LIMITED

By	/s/ Tim Odell

Name: Tim Odell
Title: Delegated Signatory

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

HSBC BANK PLC

By	/s/ Stuart King

Name: Stuart King
Title: Director

[Signature Page to Underwriting Agreement]

Accepted in London, United Kingdom

THE ROYAL BANK OF SCOTLAND PLC
(TRADING AS NATWEST MARKETS)

By	/s/ David Hopkins

Name: David Hopkins
Title: Authorised Signatory

[Signature Page to Underwriting Agreement]

Accepted in Munich, Germany

UNICREDIT BANK AG

By	/s/ Matthias Preiber
Name: Matthias Preiber
Title: Director

By	/s/ Michaela Karg
Name: Michaela Karg
Title: Director

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

ANZ SECURITIES, INC.

By	/s/ Ami Aharon
Name: Ami Aharon
Title: Senior Vice President

[Signature Page to Underwriting Agreement]

Accepted in Madrid, Spain

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.

By	/s/ Juan Garnica
Name: Juan Garnica
Title: Managing Director

By	/s/ Reyes Bover
Name: Reyes Bover
Title: Managing Director

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

MUFG SECURITIES EMEA PLC

By	/s/ James Morgan
Name: James Morgan
Title: Solicitor, Legal

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

NATIONAL AUSTRALIA BANK LIMITED

By	/s/ Nicholas O’Neill
Name: Nicholas O’Neill
Title: Director

[Signature Page to Underwriting Agreement]

Accepted in Paris, France

NATIXIS

By	/s/ Gabriel Levy
	Name:	Gabriel Levy
	Title:	Managing Director and Global Head of DCM for Financial Information

By	/s/ Stephanie Besse
	Name:	Stephanie Besse
	Title:	Managing Director and Global Head of Origination IG Corporate

[Signature Page to Underwriting Agreement]

Accepted in New York, New York

STANDARD CHARTERED BANK

By	/s/ Spencer Maclean
Name: Spencer Maclean
Title: Head of Debt Capital Markets, Europe

[Signature Page to Underwriting Agreement]

SCHEDULE I

Underwriter	Principal Amount of Securities to be Purchased
Barclays Bank PLC	€210,001,000.00
BNP Paribas	€210,001,000.00
Citigroup Global Markets Limited	€210,001,000.00
HSBC Bank plc	€210,001,000.00
The Royal Bank of Scotland plc (trading as NatWest Markets)	€45,000,000.00
UniCredit Bank AG	€45,000,000.00
ANZ Securities, Inc.	€11,666,000.00
Banco Bilbao Vizcaya Argentaria, S.A.	€11,666,000.00
MUFG Securities EMEA plc	€11,666,000.00
National Australia Bank Limited	€11,666,000.00
Natixis	€11,666,000.00
Standard Chartered Bank	€11,666,000.00

Total	€1,000,000,000

I-1

Notice Addresses of the Representatives:

Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London E14 4BB

United Kingdom

BNP Paribas

10 Harewood Avenue

London NW1 6AA

United Kingdom

Attention: Fixed Income Syndicate

Fax: +44 (0) 20 7595 2555

Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

Attention: Syndicate Desk

Fax: +44 207 986 1927

HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

I-2

SCHEDULE II

(a)	Issuer Free Writing Prospectus:

Final Term Sheet, substantially in the form attached as Exhibit A to Schedule II, as filed with the Commission pursuant to Rule 433, and dated June 12, 2017.

(b)	Additional Documents Incorporated by Reference:

None.

Exhibit A to Schedule II

Form of Final Term Sheet

American International Group, Inc.

€1,000,000,000

1.875% NOTES DUE 2027

Issuer:	American International Group, Inc.

Offering Format:	SEC Registered

Securities:	1.875% Notes Due 2027

Expected Ratings (Moody’s / S&P)*:	[Reserved]

Security Type:	Senior Unsecured Fixed Rate Notes

Trade Date:	June 12, 2017

Settlement Date:	June 21, 2017 (T + 7)

Maturity Date:	June 21, 2027

Mid Swaps Yield:	0.755%

Spread to Mid Swaps:	115 basis points

Specified Currency:	Euro

Principal Amount:	€1,000,000,000

Price to Public:	99.729% of principal amount

Gross Underwriting Discount:	0.450%

Net Proceeds to Issuer Before Expenses:	€992,790,000

Spread to Benchmark Bund:	+ 164.6 basis points

Benchmark Bund:	0.250% due February 15, 2027

Benchmark Bund Price / Yield:	€99.915 / 0.259%

Coupon:	1.875%

Yield to Maturity:	1.905%

Interest Payment Dates:	Annually on June 21 of each year, commencing June 21, 2018

Record Date:	Close of the business day (on which each of Euroclear S.A./N.V. and Clearstream S.A. is open for business) prior to the Interest Payment Date

Business Day Center(s):	London, New York, TARGET

Day Count Convention:	Actual/Actual (ICMA)

Denominations:	€100,000, with increments of €1,000 thereafter

Early Redemption:	Make-whole redemption at any time prior to March 21, 2027 at a discount rate of Bund + 25 basis points. Par redemption at any time on or after March 21, 2027. Par redemption at any time in the event of certain developments affecting U.S. taxation, as described in the prospectus supplement under “Description of the Notes — Early Redemption”.

Expected Listing:	Global Exchange Market of the Irish Stock Exchange

ISIN / Common Code:	XS1627602201 / 162760220

Stabilizing Manager:	Barclays Bank PLC

Joint Book-Running Managers:	Barclays Bank PLC BNP Paribas Citigroup Global Markets Limited HSBC Bank plc NatWest Markets** UniCredit Bank AG

Co-Managers:	ANZ Securities, Inc. Banco Bilbao Vizcaya Argentaria, S.A. MUFG Securities EMEA plc National Australia Bank Limited Natixis Standard Chartered Bank

Governing Law:	New York

Form of Note:	Global Note (€1,000,000,000 principal amount) registered in the name of a nominee for Euroclear S.A./N.V. as common safekeeper.

New Safekeeping Structure:	Applicable

Intended to be held in a manner which would allow Eurosystem eligibility:

Yes

Note that the designation “yes” simply means that the Notes are intended upon issue to be deposited with one of the ICSDs as common safekeeper (and registered in the name of a nominee of one of the ICSDs acting as common safekeeper) and does not necessarily mean that the Notes will be recognized as eligible collateral for Eurosystem monetary policy and intra-day credit operations by the Eurosystem either upon issue or at any or all times during their life. Such recognition will depend upon the ECB being satisfied that Eurosystem eligibility criteria have been met.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.
**	Note: NatWest Markets is a marketing name of The Royal Bank of Scotland plc.

The issuer has filed a registration statement, including a prospectus, with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Barclays Bank PLC toll-free at 1-888-603-5847, BNP Paribas toll-free at 1-800-854-5674, Citigroup Global Markets Limited toll-free at 1-800-831-9146 or HSBC Bank plc toll-free at 1-866-811-8049.

SCHEDULE III

Form of Opinion of Sullivan & Cromwell LLP

June 21, 2017

Barclays Bank PLC

BNP Paribas

Citigroup Global Markets Limited

HSBC Bank plc

As representatives of the several Underwriters

      named in Schedule I to the Underwriting Agreement.

c/o Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London E14 4BB

United Kingdom

c/o BNP Paribas

10 Harewood Avenue

London NW1 6AA

United Kingdom

c/o Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

c/o HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

Ladies and Gentlemen:

In connection with the several purchases today by you and the other Underwriters named in Schedule I to the Underwriting Agreement, dated June 12, 2017 (the “Underwriting Agreement”), between American International Group, Inc., a Delaware corporation (the “Company”), and you, as representatives of the several Underwriters named therein (the “Underwriters”), of €1,000,000,000 aggregate principal amount of the Company’s

III-1

1.875% Notes due 2027 (the “Securities”) issued pursuant to the Indenture, dated as of October 12, 2006, as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, and the Eighth Supplemental Indenture, dated as of December 3, 2010 (as so supplemented, the “Original Indenture”), and as further supplemented by the Thirty-Fourth Supplemental Indenture, dated as of June 21, 2017 (the “Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”), we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination, it is our opinion that:

(1)    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware.

(2)    The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended; the Securities have been duly authorized, executed, authenticated, issued and delivered; and the Indenture and the Securities constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles.

(3)    The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds as described in the Prospectus (as such term is defined in the Underwriting Agreement) relating to the Securities, would not be on the date hereof, an “investment company” as defined in the Investment Company Act of 1940, as amended.

(4)    All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Covered Laws for the execution and delivery by the Company of, and the performance by the Company of its obligations under, the Securities, the Indenture and the Underwriting Agreement (the “Covered Documents”) have been obtained or made.

(5)    The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Covered Documents will not violate any Covered Laws, except for such violations that would not have a Material Adverse Effect (as defined in the Underwriting Agreement) or affect the validity of the Securities.

(6)    The execution and delivery by the Company of the Covered Documents do not, and the performance by the Company of its obligations under the Covered Documents will not, (a) violate the Company’s Amended and Restated Certificate of Incorporation or the By-laws of the Company, in each case as in effect on the date hereof, or (b) result in a default under or breach of any of the agreements listed on Annex A hereto, except in the case of clause (b) for such defaults or breaches that would not have a

III-2

Material Adverse Effect or affect the validity of the Securities; provided, however, that we are expressing no opinion in clause (b) of this paragraph as to compliance with any financial or accounting test, or any limitation or restriction expressed as a dollar amount, ratio or percentage.

(7)    The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, and we are expressing no opinion as to the effect of the laws of any other jurisdiction.

In connection with our opinion set forth in paragraph (2) above, we note that, as of the date of this opinion, a judgment for money in an action based on the Securities in a Federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of euro into United States dollars will depend on several factors, including which court renders the judgment. Under Section 27 of New York Judiciary Law, a state court in the State of New York rendering a judgment on a Security would be required to render such judgment in euro, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

We are expressing no opinion in paragraphs (4) and (5) above, insofar as performance by the Company of its obligations under any Covered Document is concerned, as to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights. Also, for purposes of the opinions in paragraphs (4) and (5) above, “Covered Laws” means the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware (including in each case the published rules or regulations thereunder) that in our experience normally are applicable to general business corporations and transactions such as those contemplated by the Covered Documents; provided, however, that, for purposes of paragraph (5) above, such term does not include Federal securities laws and, for purposes of paragraphs (4) and (5) above, such term does not include state securities laws, insurance laws of any jurisdiction, antifraud laws and fraudulent transfer laws, tax laws, the Employee Retirement Income Security Act of 1974, as amended, antitrust laws or any law that is applicable to the Company, the Covered Documents or the transactions contemplated thereby solely as part of a regulatory regime applicable to the Company or its affiliates due to its or their status, business or assets.

We have relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by us to be responsible, and we have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the specimen thereof examined by us, that the Securities have been duly effectuated by the common safekeeper, that the common safekeeper holds the executed, authenticated and effectuated Securities, that the Trustee’s

III-3

certificates of authentication of the Securities have been manually signed by one of the Trustee’s authorized officers, and that the signatures on all documents examined by us are genuine, assumptions which we have not independently verified.

This letter is furnished by us, as counsel to the Company, to you, as representatives of the several Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

III-4

Annex A

1.	Tax Asset Protection Plan, dated as of March 9, 2011, between the Company and Wells Fargo Bank N.A., as Rights Agent, as amended by Amendment No. 1, dated as of January 8, 2014, and Amendment No. 2, dated as of December 14, 2016;

2.	Indenture, dated as of July 15, 1989, from the Company to The Bank of New York Mellon (formerly known as The Bank of New York) (“BoNY”), as supplemented by the Second Supplemental Indenture, dated as of September 30, 2005; and the Third Supplemental Indenture, dated as of April 20, 2006;

3.	Junior Subordinated Debt Indenture, dated as of March 13, 2007, between the Company and BoNY, as supplemented by the First Supplemental Indenture, dated as of March 13, 2007; the Second Supplemental Indenture, dated as of March 15, 2007; the Third Supplemental Indenture, dated as of March 15, 2007; the Sixth Supplemental Indenture, dated as of May 16, 2008; the Seventh Supplemental Indenture, dated as of May 16, 2008; the Eighth Supplemental Indenture, dated as of May 16, 2008; the Ninth Supplemental Indenture, dated as of May 20, 2008; the Tenth Supplemental Indenture, dated as of May 22, 2008; and the Eleventh Supplemental Indenture, dated as of May 22, 2008;

4.	Senior Indenture, dated as of April 15, 1993, between the Company (as successor of SunAmerica Inc.) and BoNY (as successor to The First National Bank of Chicago);

5.	Indenture, dated as of June 16, 2006, among AIG Matched Funding Corp., the Company and BoNY; and

6.	Third Amended and Restated Credit Agreement, dated as of November 5, 2015, among the Company, the subsidiary borrowers party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and each Several L/C Agent party thereto.

7.	Subordinated Debt Indenture, dated as of August 23, 2012, between the Company and BoNY, as supplemented by the First Supplemental Indenture, dated as of August 23, 2012.

III-5

Form of Letter of Sullivan & Cromwell LLP

June 21, 2017

Barclays Bank PLC

BNP Paribas

Citigroup Global Markets Limited

HSBC Bank plc

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement.

c/o Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London E14 4BB

United Kingdom

c/o BNP Paribas

10 Harewood Avenue

London NW1 6AA

United Kingdom

c/o Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

c/o HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

Ladies and Gentlemen:

This is with reference to the registration under the Securities Act of 1933, as amended (the “Act”), and offering of €1,000,000,000 aggregate principal amount of 1.875% Notes due 2027 (the “Securities”) of American International Group, Inc. (the “Company”).

The Registration Statement relating to the Securities (File No. 333-204165) was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the “Commission”) permitting a delayed or continuous offering of securities

III-6

pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the securities and the manner of their distribution. The Registration Statement was amended by a Post-Effective Amendment No. 1 thereto (the “Post-Effective Amendment”), and any reference in this letter to the “Registration Statement” refers to the Registration Statement as amended by the Post-Effective Amendment. The Securities have been offered by the Prospectus relating to senior debt securities dated May 14, 2015 (the “Basic Prospectus”), as supplemented by the Prospectus Supplement, dated June 12, 2017 (the “Prospectus Supplement”), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus, as supplemented by the Prospectus Supplement, does not necessarily contain a current description of the Company’s business and affairs since, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.

As counsel to the Company, we reviewed the Registration Statement, the Basic Prospectus, the Prospectus Supplement and the documents listed in Schedule A (those listed documents, taken together with the Basic Prospectus, being referred to herein as the “Pricing Disclosure Package”), and participated in discussions with your representatives and those of the Company, its accountants and its counsel. Between the date of the Prospectus Supplement and the time of delivery of this letter, we participated in further discussions with your representatives and those of the Company, its accountants and its counsel concerning certain matters relating to the Company and reviewed certificates of certain officers of the Company, a letter addressed to you from the Company’s accountants and an opinion addressed to you from counsel to the Company. On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law (including the requirements of Form S-3 and the character of the prospectus contemplated thereby) and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, the Registration Statement, as of the date of the Prospectus Supplement, and the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act of 1939 and the applicable rules and regulations of the Commission thereunder. Also, we confirm to you that the statements contained in the Registration Statement, the Basic Prospectus and the Prospectus Supplement under the captions “Description of Debt Securities AIG May Offer” in the Basic Prospectus and “Description of the Notes” and “Underwriting” in the Prospectus Supplement, in each case insofar as they relate to provisions of the Securities, the Indenture under which the Securities are being issued and the Underwriting Agreement relating to the Securities therein described, and the statements under the caption “Material United States Taxation Considerations – Taxation of Debt Securities” (insofar as relevant to the offering of the Securities) in the Basic Prospectus and under the caption “Material United States Taxation Considerations” in the Prospectus Supplement (insofar as relevant to the offering of the Securities), insofar as they relate to provisions of the United States Federal tax law therein described, constitute a fair and accurate summary of such provisions in all material respects, subject to the limitations set forth therein.

III-7

Further, nothing that came to our attention in the course of such review has caused us to believe that, insofar as relevant to the offering of the Securities,

(a)    the Registration Statement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

(b)    the Pricing Disclosure Package, as of 2:03 p.m. (Eastern Time) on June 12, 2017, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)     the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

We also advise you that nothing that came to our attention in the course of the procedures described in the second sentence of the preceding paragraph has caused us to believe that the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, except to the extent specifically noted in the last sentence of the second preceding paragraph. Also, we do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to management’s report of its assessment of the effectiveness of the Company’s internal control over financial reporting or the auditor’s report as to the Company’s internal control over financial reporting, each as included in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to the statement of the eligibility and qualification of the Trustee under the Indenture under which the Securities are being issued.

This letter is furnished by us, as counsel to the Company, to you, as representatives of the several Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person. This letter may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

III-8

Schedule A

1.	Preliminary Prospectus Supplement, dated June 12, 2017

2.	Final Term Sheet, dated June 12, 2017

III-9

SCHEDULE IV

Form of Opinion of James J. Killerlane III

June 21, 2017

Barclays Bank PLC

BNP Paribas

Citigroup Global Markets Limited

HSBC Bank plc

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

c/o Barclays Bank PLC

5 The North Colonnade

Canary Wharf

London E14 4BB

United Kingdom

c/o BNP Paribas

10 Harewood Avenue

London NW1 6AA

United Kingdom

c/o Citigroup Global Markets Limited

Citigroup Centre

Canada Square

Canary Wharf

London E14 5LB

United Kingdom

c/o HSBC Bank plc

8 Canada Square

London E14 5HQ

United Kingdom

Ladies and Gentlemen:

I am an Associate General Counsel and Assistant Secretary of American International Group, Inc., a Delaware corporation (the “Company”), and, as such, I am generally familiar with the corporate affairs of the Company.

This opinion is rendered in connection with the several purchases today by you and the other Underwriters named in Schedule I to the Underwriting Agreement, dated June 12, 2017 (the “Underwriting Agreement”), between the Company and you, as representatives of the several

Underwriters named therein (the “Underwriters”), of €1,000,000,000 aggregate principal amount of the Company’s 1.875% Notes due 2027 (the “Securities”) issued pursuant to the Indenture, dated as of October 12, 2006, as supplemented by the Fourth Supplemental Indenture, dated as of April 18, 2007, and the Eighth Supplemental Indenture, dated as of December 3, 2010 (as so supplemented, the “Original Indenture”), and as further supplemented by the Thirty-Fourth Supplemental Indenture, dated as of June 21, 2017 (the “Supplemental Indenture,” and together with the Original Indenture, the “Indenture”), each between the Company and The Bank of New York Mellon, as Trustee (the “Trustee”).

The Registration Statement relating to the Securities (File No. 333-204165) was filed on Form S-3 in accordance with procedures of the Securities and Exchange Commission (the “Commission”) permitting a delayed or continuous offering of securities pursuant thereto and, if appropriate, a post-effective amendment, document incorporated by reference therein or prospectus supplement that provides information relating to the terms of the Securities and the manner of their distribution. The Registration Statement was amended by a Post-Effective Amendment No. 1 thereto (the “Post-Effective Amendment”), and any reference in this letter to the “Registration Statement” refers to the Registration Statement as amended by the Post-Effective Amendment. The Securities have been offered by the Prospectus relating to senior debt securities dated May 14, 2015 (the “Basic Prospectus”), as supplemented by the Prospectus Supplement, dated June 12, 2017 (the “Prospectus Supplement”), which updates or supplements certain information contained in the Basic Prospectus. The Basic Prospectus, as supplemented by the Prospectus Supplement, does not necessarily contain a current description of the Company’s business and affairs because, pursuant to Form S-3, it incorporates by reference certain documents filed with the Commission that contain information as of various dates.

In rendering my opinion, I, as an Associate General Counsel and Assistant Secretary of the Company, have examined the Registration Statement, the Basic Prospectus, the Prospectus Supplement and the documents listed in Schedule A hereto (those listed documents, taken together with the Basic Prospectus as amended or supplemented immediately prior to the Applicable Time (as defined below), being referred to herein as the “Pricing Disclosure Package”), and I have examined such corporate records, certificates and other documents, and have reviewed such questions of law, as I have considered necessary or appropriate for the purposes of this opinion. Upon the basis of such examination and review, it is my opinion that:

(i)    To the best of my knowledge and information, there are no contracts or other documents required to be summarized or disclosed or filed as exhibits to the Registration Statement or as exhibits to the documents incorporated by reference therein other than those summarized or disclosed in the Registration Statement or filed as exhibits thereto or to such documents incorporated by reference, and there are no legal or governmental proceedings pending or threatened of a character required to be disclosed in the Registration Statement and the Basic Prospectus, as supplemented by the Prospectus Supplement, which are not disclosed and properly described therein;

(ii)    The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware; the Company has corporate power and authority to own its properties and to conduct its businesses as described in the Basic Prospectus, as supplemented by the Prospectus Supplement;

(iii)    To the best of my knowledge and information, after due inquiry, the compliance by the Company with all of the provisions of the Securities, the Indenture and the Underwriting Agreement will not result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, or other material agreement or instrument in effect on the date hereof and known to me, to which the Company is a party or by which the Company may be bound or to which any of the property or assets of the Company is subject or violate any judgment, order or decree of any court or governmental body applicable to the Company, except for such breaches, defaults and violations that would not have a Material Adverse Effect (as defined in the Underwriting Agreement) or affect the validity of the Securities, nor will such action result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or the By-Laws of the Company in effect on the date hereof or in a violation of any Federal laws of the United States, the laws of the State of New York or the General Corporation Law of the State of Delaware (including in each case the published rules or regulations thereunder) that in my experience normally would be applicable to general business corporations and transactions such as those contemplated by the Underwriting Agreement; provided, however, that I am expressing no opinion in this paragraph as to the effect of Federal or state securities laws, insurance laws of any jurisdiction, antifraud laws and fraudulent transfer laws, tax laws, the Employee Retirement Income Security Act of 1974, as amended, antitrust laws or any law that is applicable to the Company, the Indenture, the Underwriting Agreement or the transactions contemplated thereby solely as part of a regulatory regime applicable to the Company or its affiliates due to its or their status, business or assets. No consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body is required for the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by the Underwriting Agreement or the Indenture, except for such consents, approvals, authorizations, orders, registrations or qualifications that the failure to obtain or make would not have a Material Adverse Effect or affect the validity of the Securities or such as have been obtained under the Securities Act of 1933, as amended (the “Act”), or the Trust Indenture Act of 1939, as amended, or may be required under state securities or Blue Sky laws (including insurance laws of any state relating to offers and sales of securities in such state) in connection with the purchase and distribution of the Securities by the Underwriters, as contemplated by the Underwriting Agreement;

(iv)    Nothing which came to my attention has caused me to believe that, insofar as relevant to the offering of the Securities,

(a)    the Registration Statement, as of the date of the Prospectus Supplement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or

(b)     the Pricing Disclosure Package, as of 2:03 p.m. (Eastern Time) on June 12, 2017 (the “Applicable Time”), contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(c)     the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date of the Prospectus Supplement and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(v)    The documents incorporated by reference in the Basic Prospectus, as supplemented by the Prospectus Supplement, as of the date they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

In rendering the opinion in paragraph (iv), I do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package. Also, in rendering the opinion in paragraphs (iv) and (v), I do not express any opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to management’s report of its assessment of the effectiveness of the Company’s internal control over financial reporting or the auditors’ report as to the Company’s internal control over financial reporting, each as included in the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Pricing Disclosure Package, or as to the statement of the eligibility and qualification of the Trustee.

The foregoing opinion is limited to the Federal laws of the United States, the laws of the State of New York, and the General Corporation Law of the State of Delaware, and I am expressing no opinion as to the effect of the laws of any other jurisdiction.

I have also relied as to certain matters upon information obtained from public officials, officers of the Company and other sources believed by me to be responsible, and I have assumed that the Indenture has been duly authorized, executed and delivered by the Trustee, that the Securities conform to the specimen thereof examined by me, that the Securities have been duly effectuated by the common safekeeper, that the common safekeeper holds the executed, authenticated and effectuated Securities, that the Trustee’s certificates of authentication of the Securities have been manually signed by one of the Trustee’s authorized officers, and that the signatures on all documents examined by me are genuine, assumptions which I have not independently verified.

This letter is furnished by me, as an Associate General Counsel and Assistant Secretary of the Company, to you, as representatives of the Underwriters, solely for the benefit of the Underwriters in their capacity as such, and may not be relied upon by any other person. This opinion may not be quoted, referred to or furnished to any purchaser or prospective purchaser of the Securities and may not be used in furtherance of any offer or sale of the Securities.

Very truly yours,

Schedule A

1.	Preliminary Prospectus Supplement, dated June 12, 2017

2.	Final Term Sheet, dated June 12, 2017

SCHEDULE V

Agreement to be sent to both:

Euroclear Bank SA/NV New Issues Department 1 Boulevard du Roi Albert II B-1210 Brussels, Belgium newissues.issueragreement@euroclear.com Fax: +32 (0) 2 224 1421	and	Clearstream Banking SA New Issues Department 42 Avenue J.F. Kennedy L-1855 Luxembourg issueragreements@clearstream.com Fax: +44 (0)207 862 7005

STAND-ALONE ISSUE FORM

AGREEMENT ENTERED INTO THIS                                                          OF 2017 AMONG:

Name of issuer:	American International Group, Inc.

Address of issuer:	175 Water Street, New York, New York, 10038, United States

(the Issuer); and

Euroclear Bank SA/NV of 1 Boulevard du Roi Albert II, B-1210 Brussels, Belgium and Clearstream Banking SA of

42 Avenue J.F. Kennedy, L-1855 Luxembourg (each a “Relevant Clearing System”).

Subject:	Acceptance of:

	Security Name:	1.875% Notes Due 2027

	Security ISIN:	XS1627602201	(the Securities)

issued in:	☐	bearer New Global Note form; or	☑	registered form under the New Safekeeping Structure.

This agreement sets forth the understanding of the parties with respect to the above-mentioned Securities issued, as applicable, in (i) bearer New Global Note form (NGN Securities) or (ii) registered form under the New Safekeeping Structure (NSS Securities) that the Issuer has requested be made eligible for settlement with Euroclear Bank SA/NV and Clearstream Banking SA (the ICSDs).

In order to allow the ICSDs to accept the Securities as eligible for settlement with the ICSDs and to properly service the Securities, the Issuer hereby represents and warrants to the ICSDs that in all matters relating to the Securities it will, and it will require any agent appointed by it to, comply with the requirements for the Securities set out herein.

1.	The ICSDs hereby agree that:
(a)	with respect to the issue outstanding amount (IOA) of the Securities, each of them will (in the case of NGN Securities) maintain their respective portion of the IOA through their records; will (in the case of NSS Securities) reflect through their records their respective portion of the IOA as maintained by the NSS Securities’ register; will undertake daily reconciliations of such amounts with each other; and will ensure on a daily basis that the aggregate total of their respective records matches the IOA;
(b)	each of them will promptly update their records to reflect the discharge of the Issuer’s obligations with respect to the Securities upon the receipt of (i) a redemption payment as required pursuant to the terms of the Securities; and (ii) a confirmation from the Issuer or its agent of a mark-up (that is, increase) or mark-down (that is, decrease) of the IOA of the Securities; in doing so, each ICSD will consult with the other to ensure that the aggregate of the amounts so updated by them is equal to the total mark-up or mark-down notified to them;
(c)	each of them will, or will require any agent appointed by it to, provide the necessary information to the Issuer’s agents to enable the Issuer’s agents to comply with 2(c) below; and
(d)	each of them confirms that, upon the Issuer’s request, it will produce for the Issuer’s use a statement showing the sum of the total nominal amount of its customer holdings for the Securities as of a specified date.

2.	The Issuer must procure that, in relation to any Securities:
(a)	it or its agents will inform the ICSDs (through the common service provider appointed by the ICSDs to service the Securities (the CSP)) of the initial IOA for such Securities on or prior to the applicable closing date;
(b)

if any event occurs that requires a mark-up or mark-down of the records that an ICSD holds for its customers to reflect such customers’ interest in such Securities, one of its agents will promptly provide details of the amount of such mark-up or mark-down, together with a description of the event that requires it, to the ICSDs (through the CSP) to ensure that the IOA of such NGN Securities in the records of the ICSDs, or the records of the ICSDs reflecting the IOA of such NSS Securities, remain(s) at all times accurate;
(c)	it or its agents will at least monthly perform a reconciliation process with the ICSDs (through the CSP) with respect to the IOA for such Securities and will promptly inform the ICSDs (through the CSP) of any discrepancies;
(d)	it or its agents will promptly assist the ICSDs (through the CSP) in resolving any discrepancy identified in the IOA of such NGN Securities or in the records reflecting the IOA of such NSS Securities;
(e)	it or its agents will promptly provide to the ICSDs (through the CSP) details of all amounts paid under the Securities (or, where the Securities provide for delivery of assets other than cash, of the assets so delivered);
(f)	it or its agents will promptly provide to the ICSDs (through the CSP) any changes to the Securities that will affect the amount of, or date for, any payment due under such Securities;
(g)	it or its agents will promptly provide to the ICSDs (through the CSP) copies of all information that is given to the holders of the Securities;
(h)	its agents will promptly pass on to it all communications they receive from the ICSDs directly or through the CSP relating to the Securities; and
(i)	its agents will promptly notify the ICSDs (through the CSP) of any failure by the Issuer to make any payment or delivery due under the Securities when due.

The Issuer’s obligations under this Agreement will be discharged if it includes provisions substantially to the effect set out in the paragraph above in any agreement it has with its agents. The Issuer agrees that the ICSDs may rely on communication from its agents as if such communication was received directly from the Issuer.

3.	This Agreement is not intended to create and does not create any relationship of agency between the parties to it.

4.	This Agreement is governed by the law of the jurisdiction marked on Schedule 1.

Signed on behalf of:	(Name of Issuer)

By:
(Signature of Authorised Officer of Issuer or Agent with Authorisation of Issuer)
Name of Signatory:

On behalf of Euroclear Bank SA/NV	On behalf of Clearstream Banking, société anonyme

Stéphane Bernard, Managing Director, Head of Asset Servicing & Transaction Operations & Client Services	Mathias Papenfuss, Head of Operations, Member of the Executive Board.

Laurence Van Der Haegen, Head of Department, New Issues	Mark Gem, Head of Department, Business Management

Schedule 1

Please tick one jurisdiction only.

Austria	☐	Latvia		☐

Belgium	☐	Liechtenstein		☐

Canada	☐	Lithuania		☐

Cyprus	☐	Luxembourg		☐

Czech Republic	☐	Malta		☐

Denmark	☐	Netherlands		☐

England & Wales	☐	Norway		☐

Estonia	☐	Poland		☐

Finland	☐	Portugal		☐

France	☐	Scotland		☐

Germany	☐	Slovakia		☐

Greece	☐	Slovenia		☐

Hungary	☐	Spain		☐

Iceland	☐	Sweden		☐

Ireland	☐	Switzerland		☐

Italy	☐	U.S.A.	– New York	☑

Japan	☐		– Other State	☐

SCHEDULE VI

ISSUER EFFECTUATION AUTHORISATION FOR STAND ALONE SECURITIES

AMERICAN INTERNATIONAL GROUP, INC.

175 WATER STREET

NEW YORK, NEW YORK 10038

Name of Issuer : American International Group, Inc.

Address of Issuer : 175 Water Street, New York, New York 10038, United States

Place of Execution: New York, New York                                                                                               June     , 2017

To: Euroclear Belgium

Boulevard Roi Albert II

Ground floor – Asset Servicing

B – 1210 Brussels

Dear Sirs,

American International Group, Inc.

€1,000,000,000 aggregate principal amount of 1.875% Notes Due 2027

ISIN: XS1627602201

We refer to the (temporary and) permanent global note representing the above-captioned Notes to be received by Euroclear Bank SA/NV (the CSK) from ourselves or The Bank of New York Mellon, London Branch as our agent acting on our behalf (each a Global Note) and we hereby authorise and instruct the CSK to:

(i)	act as our agent with respect to the effectuation of each Global Note and, as such, sign each Global Note as the final act making such note a valid security in accordance with the terms of such Global Note; and

(ii)	destroy each Global Note in accordance with the normal procedure of the CSK upon maturity and final redemption (or, in the case of the temporary global note, full exchange for the permanent global note) of such Global Note.

We expressly authorise the CSK to sub-delegate the effectuation authorisation set out in paragraph (i) above to any other party acting for such CSK.

Very truly yours,

Signed on behalf of American International Group, Inc.

By:

David W. Junius

Address (Street, City, Country, Postal Code): 175 Water Street, New York, New York 10038, United States

Phone: +1 (212) 458-1041

Email: david.junius@aig.com

VI-1